EXHIBIT 10.3

SECOND AMENDMENT TO EMPLOYMENT LETTER AGREEMENT

THIS SECOND AMENDMENT (“Second Amendment”) to an employment letter agreement dated November 18, 2019 is entered into as of September 27, 2021 (the “Effective Date”), by and between John Kimble, an individual (“Executive”) and JAKKS Pacific, Inc., a Delaware corporation (“JAKKS” or the “Company”) amends the Amended Employment Agreement (as defined below) between Executive and the Company.

W I T N E S S E T H:

WHEREAS, Executive and the Company entered into an Employment Letter Agreement dated November 18, 2019 (the “Employment Agreement”) as amended by the First Amendment, dated February 18, 2021 (the Employment Agreement, as heretofore amended is referred to as the “Amended Employment Agreement”); and

WHEREAS, Executive and the Company desire to further amend the terms of the Employment Agreement in certain respects on the terms and conditions set forth in this Amendment (the Employment Agreement, as amended by this Second Amendment, is referred to as the “Amended Employment Agreement”.)

NOW, THEREFORE, in consideration of the mutual promises, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, and subject to the terms and conditions set forth herein, agree as follows:

1.

All references in the Amended Employment Agreement to "this Agreement" shall be deemed to refer to the Employment Agreement (including as amended by this Amendment). Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Amended Employment Agreement.

2.	The Parties hereby agree that effective upon the execution of this Amendment, the Amended Employment Agreement shall be deemed amended as follows:

(a)         All references in the Amended Employment Agreement to “Restricted Stock” and/or “Restricted Stock Awards” are hereby modified to refer to “Restricted Stock Units” and/or “Restricted Stock Unit Awards”.

(b)         The Restricted Stock Units to be granted to pursuant to the Amended Employment Agreement shall be in the form of Exhibit A attached hereto.

3.	MISCELLANEOUS.

(a)

Except as expressly provided herein, this First Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations, covenants or rights contained in the Amended Employment Agreement, all of which are ratified and confirmed in all respects by the Parties and shall continue in full force and effect. Each reference to the Employment Agreement or Amended Employment Agreement hereafter made in any document, agreement, instrument, notice or communication shall mean and be a reference to the Amended Employment Agreement, as amended and modified hereby.

(b)

This Second Amendment and the documents referenced herein, constitute the entire agreement among the Parties with respect to this amendment of the Employment Agreement and supersede all prior agreements, negotiations, drafts, and understandings among the Parties with respect to such subject matter. This Second Amendment and the Amended Employment Agreement can only be changed or modified pursuant to a written instrument referring explicitly hereto, and duly executed by each of the Parties.

(c)	This Second Amendment shall be governed and construed as to its validity, interpretation and effect by the laws of the State of California, without reference to its conflicts of laws provisions.

(d)

Each party hereto acknowledges that it has had an opportunity to consult with counsel and has participated in the preparation of this Second Amendment. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Second Amendment.

(e)

This Second Amendment may be executed and delivered (by facsimile or PDF signature) in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

(f)	The Employment Agreement, as expressly amended by this Second Amendment, remains in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the day and year first written above.

THE COMPANY:

JAKKS PACIFIC, INC.

By:

Name: Stephen G. Berman

Title: CEO

EXECUTIVE:

Name: John Kimble

EXHIBIT A

[Insert Form of RSU]